CASE  NAME:  NESCO, INC.                                     ACCRUAL BASIS
CASE  NUMBER:  01-05321-M                                      02/13/95
JUDGE:  Michel


                         UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF OKLAHOMA

                            MONTHLY OPERATING REPORT

                        37 DAYS ENDING: DECEMBER 31, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.



RESPONSIBLE  PARTY:

                                                        Chief Financial Officer
----------------------------------------------          ------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE
PRINTED NAME:      Thomas Franz
                   ---------------------------------
ADDRESS:           12231 E. 60th Street
                   ---------------------------------    ------------------------
                   Tulsa, OK 74146                         DATE
                   ---------------------------------
TELEPHONE NUMBER:  918-250-2227
                   ---------------------------------


PREPARER:

                                                        Sr. Financial Analyst
----------------------------------------------          ------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE
PRINTED NAME:      Mike Fritts
                   ---------------------------------
ADDRESS:           12231 E. 60th Street
                   ---------------------------------    ------------------------
                   Tulsa, OK 74146                         DATE
                   ---------------------------------
TELEPHONE NUMBER:  918-250-2227
                   ---------------------------------

Notes to Nesco Financial Statements
December 31, 2001

1. Basis of Presentation

While there are seven legal entities which filed for Chapter 11, operationally they are all considered part of Nesco. The legal entities primarily represent businesses which were acquired over the years.

Operationally, Nesco operates as "divisions" which are designated by line of work and geographic location.

Profit and loss are accounted for by division and certain assets and liabilities are designated by division, primarily fixed assets and accounts receivable. Most other assets and liabilities are co-mingled and considered "corporate". For purposes of filing with the Bankruptcy Court, liabilities were associated with the legal entities based on how the vendor invoiced.

The table below is presented to show which Nesco Divisions the operations of each legal entities are included in:

Nesco Division                                      Legal entity

                                                    Nesco, Inc
41-Oklahoma Environmental                           Summit Environmental
41- Oklahoma Environmental                          Trust Envirnomental
21/23 -- Carolina Environmental                     Carolina Drilling
01-Oklahoma Construction  (no longer active)        Fuel Recovery Systems
Inactive                                            Lab One
Inactive                                            Nesco Acceptance
21/23 -- Carolina Environmental                     THH Alpha

2. Assets Held For Sale

Assets held for Sale includes certain convenience store properties which the Company is actively trying to market. These stores were constructed in 2000 and 2001, however the customer were unable to complete the transactions.

In addition, certain fixed assets attributable to divisions or offices the Company has closed with a value of $310,794 are included in assets held for sale. The carrying value of these assets has been adjusted to reflect estimated liquidation value. The Company is in the process of marketing these assets.

3.  Method of Accounting

There are certain differences between how amounts are recorded for the Schedule which was filed with the Court on December 21 and the amounts reported in the Monthly Operating Report. Amounts recorded in the Schedule were based on liquidation value, while the Monthly Operating report is based on amounts included in the general ledger of the Company. More specific details are included in the footnotes which are located immediately behind the financial statements.

4. Classification of Assets and Liabilities -- Certain assets and liabilities have been classified differently in the Monthly Operating Report than they were in the Schedule which was filed on December 21, 2001.

Assets Held For Sale -- In the Schedule, assets held for sale included convenience store properties which the Company owns and currently has for sale. For Monthly operating report purposes, we have classified a Note receivable (classified in Notes Receivable in the Schedule) in the amount of $1,285,800 and certain property and equipment of approximately $311,000 which relates to lines of business the Company has closed as Assets Held for Sale in addition to the convenience store properties.

Cost In Excess -- Cost In Excess represents costs incurred which the company has not yet billed. These amounts were included in Accounts Receivable in the Schedule column.

Deposits and Goodwill -- The Company has not adjusted the book value of its goodwill as of December 31, 2001 to reflect any deterioration in value.

Investments in Non-Filing Subsidiaries -- For schedule purposes, investment in non-filing subsidiaries were valued at estimated sales value. For purposes of the Monthly Operating Report, the non-filing subsidiaries were carried using the equity basis of accounting.

Accounts payable -- For purposes of preparation of the Schedule, amounts were included as payables for the total amount of lease payments over the terms of the leases. For Monthly Operating Report purposes, which are prepared under generally accepted accounting principles, the lease liabilities are recorded during the period when the leased items are utilized.

Gain / Loss on Assets Sold -- In 2000, the Company sold and leased back 4 of its office buildings. Under the guidelines of generally accepted accounting principles, the gain on the sale of these properties is allocated over the life of the lease. The Company recognizes $9,846 each month of gain.

Interest Income -- The Company recognizes interest income primarily from its note receivable.

Provision for Discontinued Operations -- The provision for discontinued operations includes amounts related to operations which the Company plans to exit. At December 31, 2000 the primary component relates to adjustments to value inventory at its estimated realizable value.

5. Cash Activity

The Company maintains one bank account for transactions for Nesco each of its divisions, except the non-filing subsidiaries.

CASE NAME:  Nesco, Inc.                                      ACCRUAL BASIS-1
CASE  NUMBER: 01-05321-M                                    SEE ATTACHMENT 1


COMPARATIVE BALANCE SHEET
-------------------------
                                                                     MONTH               MONTH               MONTH
                                                 SCHEDULE           --------             -----               -----
                                                  AMOUNT            DECEMBER
                                                  ------            --------
ASSETS
1.     UNRESTRICTED CASH                                              721,867
2.     RESTRICTED CASH                             373,120                 --
3.     TOTAL CASH                               373,120.00            721,867
                                                ==========         ==========           ========             ========

4.     ACCOUNTS RECEIVABLE (NET)                 2,955,078          4,757,598
5.     INVENTORY                                   296,372            760,755
6.     NOTES RECEIVABLE                          1,285,801            263,750
7.     PREPAID EXPENSES                            445,496            314,475
8.     ASSETS HELD FOR SALE                      4,900,000          6,984,655
9.     TOTAL CURRENT ASSETS                      8,970,066         13,803,100
                                                ==========         ==========           ========             ========

10.    PROPERTY, PLANT & EQUIPMENT                                  2,303,123
11.    LESS:  ACCUMULATED DEPRECIATION/
       DEPLETION                                                   (1,426,063)
12.    NET PROPERTY, PLANT & EQUIPMENT             761,030            877,060
13.    COSTS IN EXCESS                                              1,332,696
14.    DEPOSITS AND GOODWILL                        47,183          4,446,552
15.    INVESTMENT IN NONFILING SUBS              5,795,000          9,738,026
16.    TOTAL ASSETS                             16,859,080         30,197,434
                                                ==========         ==========           ========             ========
POSTPETITION LIABILITIES
17.    ACCOUNTS PAYABLE                                               118,488
18.    TAXES PAYABLE                                                    8,530
19.    NOTES PAYABLE                                                       --
20.    PROFESSIONAL FEES                                               96,059
21.    SECURED DEBT                                                     2,900
22.    OTHER (ATTACH LIST)                                                 --
23.    TOTAL POSTPETITION LIABILITIES                                 225,977
                                                ==========         ==========           ========             ========
PREPETITION LIABILITIES
24.    SECURED DEBT                             25,463,982         25,355,554
25.    PRIORITY DEBT
26.    UNSECURED DEBT                           10,213,682          7,386,054
27.    OTHER (ATTACH LIST)
28.    TOTAL PREPETITION LIABILITIES
                                                ==========         ==========           ========             ========
29.    TOTAL LIABILITIES                        35,677,664         32,967,585
                                                ==========         ==========           ========             ========
EQUITY
30.    PREPETITION OWNERS' EQUITY                                  (2,117,886)
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                              (652,265)
32.    DIRECT CHARGES TO EQUITY (ATTACH
       EXPLANATION)
33.    TOTAL EQUITY                                                (2,770,151)
                                                ==========         ==========           ========             ========
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                                              30,197,434
                                                ==========         ==========           ========             ========

CASE NAME:  Nesco, Inc.                                      ACCRUAL BASIS-2
CASE NUMBER: 01-05321-M                                      See Attachment 2


INCOME STATEMENT
----------------
                                               MONTH            MONTH           MONTH
                                               -----            -----           -----       QUARTER
                                              DECEMBER                                       TOTAL
                                              --------                                       -----
REVENUES
1.    GROSS REVENUES                          908,928
2.    LESS: RETURNS & DISCOUNTS
3.    NET REVENUE                             908,928              0               0
COST OF GOODS SOLD
4.    MATERIAL                                338,889
5.    DIRECT LABOR                            391,797
6.    DIRECT OVERHEAD                          46,374
7.    TOTAL COST OF GOODS SOLD                777,060              0               0
                                           ==========         ==========      ===========   ========
8.    GROSS PROFIT                            131,868              0               0
OPERATING EXPENSES
9.    G&A SALARIES                            228,326
10.   SELLING & MARKETING
11.   GENERAL & ADMINISTRATIVE                 24,808
12.   RENT & LEASE                             73,393
13.   OTHER (ATTACH LIST)
14.   TOTAL OPERATING EXPENSES                326,527                              0
                                           ==========         ==========      ===========   ========
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                       (194,659)                             0
OTHER INCOME & EXPENSES
16.   DISCOUNTS EARNED                         (1,721)
17.   (GAIN) ON SALE-LEASEBACK                 (9,846)
18.   INTEREST EXPENSE (INCOME)                (6,209)
19.   DEPRECIATION/DEPLETION                   12,242
20.   EFFECT OF DISCONTINUED OPERATIONS       350,772
21.   LOSS FROM NONFILING SUBS                 14,090
22.   NET OTHER (INCOME) & EXPENSES           359,328              0               0
REORGANIZATION EXPENSES
23.   PROFESSIONAL FEES                        91,528
24.   U.S. TRUSTEE FEES                         6,750
25.   OTHER (ATTACH LIST)
26.   TOTAL REORGANIZATION EXPENSES            98,278              0               0
                                           ==========         ==========      ===========   ========
27.   INCOME TAX
28.   NET PROFIT (LOSS)                      (652,265)             0               0

CASE NAME:  Nesco, Inc.                                      ACCRUAL BASIS-3
CASE NUMBER:  01-05321-M                                     SEE ATTACHMENT 3


                                                  MONTH             MONTH            MONTH
                                                  -----             -----            -----         QUARTER
                                                 DECEMBER                                           TOTAL
                                                 --------                                           -----
CASH RECEIPTS AND DISBURSEMENTS
1.    CASH - BEGINNING OF MONTH                   390,720
RECEIPTS FROM OPERATIONS
2.    CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3.    PREPETITION
4.    POSTPETITION                              1,507,839
5.    TOTAL OPERATING RECEIPTS                  1,507,839
                                               ==========         ==========        ==========      ========
NON - OPERATING RECEIPTS
6.    LOANS & ADVANCES (ATTACH LIST)
7.    SALE OF ASSETS
8.    OTHER (ATTACH LIST)
9.    TOTAL NON-OPERATING RECEIPTS
                                               ==========         ==========        ==========      ========
10.   TOTAL RECEIPTS                                   --
                                               ==========         ==========        ==========      ========
11.   TOTAL CASH AVAILABLE                      1,898,559
                                               ==========         ==========        ==========      ========
OPERATING DISBURSEMENTS
12.   PAYROLL AND PAYROLL TAXES                   829,913
13.   EMPLOYEE BENEFITS                            63,566
14.   DEPOSITS AND EXPENSE ADVANCES                55,407
15.   UTILITIES                                     8,868
16.   RENT/MAINTENANCE                             33,308
17.   INSURANCE                                    57,956
18.   INVENTORY PURCHASES                          15,475
19.   VEHICLE EXPENSES                             13,997
20.   TRAVEL AND ENTERTAINMENT                      4,702
21.   LAB SERVICES AND SUBCONTRACTORS              15,482
22.   OTHER                                        10,827
23.   SUPPLIES AND MATERIALS                       19,131
24.   ADVERTISING                                   1,136
25.   BEGINNING BALANCE ADJUSTMENT                 46,924
26.   TOTAL OPERATING DISBURSEMENTS             1,176,692
                                               ==========         ==========        ==========      ========
REORGANIZATION EXPENSES
27.   PROFESSIONAL FEES
28.   U.S. TRUSTEE FEES
29.   OTHER (ATTACH LIST)
30.   TOTAL REORGANIZATION EXPENSES                    --
                                               ==========         ==========        ==========      ========
31.   TOTAL DISBURSEMENTS                       1,176,692
                                               ==========         ==========        ==========      ========
32.   NET CASH FLOW                               331,147
33.   CASH - END OF MONTH                         721,867

Other disbursements include the following:
      Accrued liabilities - $2,899
      Registration and permits - $2,095
      Misc. cost of sales - $2,267
      Bank charges - $663
      Office Equipment - $1,759
      Misc. G&A expenses - $1,144

CASE  NAME:  Nesco, Inc.                                     ACCRUAL BASIS-4
CASE  NUMBER:  01-05321-M                                       02/13/95


                                                                       MONTH           MONTH            MONTH
                                                     SCHEDULE          -----           -----            -----
ACCOUNTS RECEIVABLE AGING                             AMOUNT         DECEMBER
-------------------------                             ------         --------
1.     0-30                                                         268,334.99
2.     31-60                                                      1,218,734.47
3.     61-90                                                        362,115.06
4.     91+                                                        4,039,376.48
5.     TOTAL ACCOUNTS RECEIVABLE                   5,696,541.00   5,888,561.00
                                                   ============   ============        ==========      =========
6.     AMOUNT CONSIDERED UNCOLLECTIBLE             2,760,118.00   1,130,963.40
7.     ACCOUNTS RECEIVABLE (NET)                   2,936,423.00   4,757,597.60


AGING OF POSTPETITION TAXES AND PAYABLES                    MONTH: DECEMBER 2001
----------------------------------------                    --------------------

                                      0-30            31-60            61-90            91+
TAXES PAYABLE                         DAYS             DAYS            DAYS             DAYS            TOTAL
-------------                         ----             ----            ----             ----            -----
1.     FEDERAL                        175.62                                                             175.62
2.     STATE                        8,354.29                                                           8,354.29
3.     LOCAL                                                                                                 --
4.     OTHER (ATTACH LIST)                                                                                   --
5.     TOTAL TAXES PAYABLE          8,529.91               --                --             --         8,529.91
                                  ==========       ==========        ==========      =========       ==========
6.     ACCOUNTS PAYABLE           109,789.16        11,598.42                --             --       121,387.58


STATUS OF POSTPETITION TAXES                                MONTH: DECEMBER 2001
----------------------------                                --------------------

                                                    BEGINNING         AMOUNT                            ENDING
                                                       TAX         WITHHELD AND/       AMOUNT            TAX
                                                   LIABILITY*      OR ACCRUED          PAID          LIABILITY
                                                   ----------      ----------          ----          ---------

FEDERAL
1.     WITHHOLDING**                                    --           86,220.21        86,220.21             --
2.     FICA-EMPLOYEE**                                  --           50,123.57        50,123.57             --
3.     FICA-EMPLOYER**                                  --           50,123.57        50,123.57             --
4.     UNEMPLOYMENT                                     --              175.62               --         175.62
5.     INCOME ***                                       --                                                  --
6.     OTHER (ATTACH LIST)                                                                                  --
7.     TOTAL FEDERAL TAXES                              --          186,642.97       186,467.35         175.62
                                                    ==========      ==========       ==========       ========
STATE AND LOCAL
8.     WITHHOLDING                                      --           28,551.24        20,645.90       7,905.34
9.     SALES                                            --              141.91               --         141.91
10.    EXCISE                                           --                  --               --             --
11.    UNEMPLOYMENT                                     --              307.04               --         307.04
12.    REAL PROPERTY ****                               --                  --               --             --
13.    PERSONAL PROPERTY ****                           --                  --               --             --
14.    OTHER (ATTACH LIST)                              --                  --               --             --
15.    TOTAL STATE & LOCAL                              --           29,000.19        20,645.90       8,354.29
                                                    ==========      ==========       ==========       ========
16.    TOTAL  TAXES                                     --          215,643.16       207,113.25       8,529.91
                                                    ==========      ==========       ==========       ========

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** The Company phones the IRS with payment amounts for federal withholdings and receives a confirmation # when complete. Copies of deposit tickets or coupons are not availble due to the method used to pay withholdings (EFTPS).

*** No federal income taxes have been accrued due to the Company's NOL carryforward. The deferred tax asset has also not been recorded since the realization of the asset is not assured.

**** The Company is currently assessing the classification of property taxes (prepetition or postpetition)

CASE  NAME:  Nesco, Inc.                                     ACCRUAL BASIS-6
CASE  NUMBER: 01-05322-M                                        01/18/02

                                                                 MONTH: December


PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                                           INSIDERS
                                             ---------------------------------------------------------------
                                                    TYPE OF                 AMOUNT                TOTAL PAID
             NAME                                   PAYMENT                  PAID                  TO DATE
             ----                                   -------                  ----                  -------

1.  Wesley Hill                              Salary                        10,576.90              10,576.90
2.  Thomas Franz                             Salary                        10,576.90              10,576.90
3.  Wesley Hill                              Expense Advance                  700.00                 700.00
4.  Thomas Franz                             Expense Reimbursement          1,223.68               1,223.68
5.  Robert Sumner                            Expense Reimbursement            370.90                 370.90
6.  TOTAL PAYMENTS TO INSIDERS                                             23,448.38              23,448.38
                                                                           =========              =========


                                                            PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------------
                                                DATE OF COURT                                                     TOTAL
                                              ORDER AUTHORIZING       AMOUNT        AMOUNT       TOTAL PAID      INCURRED
                  NAME                             PAYMENT           APPROVED        PAID         TO DATE       & UNPAID *
                  ----                             -------           --------        ----         -------       ----------

1.  Doerner, Saunders, Daniel and Anderson          N/A               None          None           None          38,207.89
2.  DR Payne and Associates                         N/A               None          None           None          51,101.38
3.
4.
5.
6.  TOTAL  PAYMENTS TO PROFESSIONALS                                                                             89,309.27
                                                                                                                 =========

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND
ADEQUATE PROTECTION PAYMENTS

                                                              SCHEDULED               AMOUNTS
                                                               MONTHLY                  PAID                    TOTAL
                                                               PAYMENTS                DURING                   UNPAID
                             NAME OF CREDITOR                    DUE                   MONTH                 POSTPETITION
                             ----------------                    ---                   -----                 ------------

1.  Balboa Capital                                             4868.06                4868.06                        0
2.  Ford Credit Commercial Lending                              643.76                 688.57                        0
3.  First Sierra Financial                                     2899.94                 823.64                  2899.98
4.  Great American Leasing                                      151.97                 151.97                        0
5.
6.  TOTAL                                                      8563.73                6532.24                  2899.98
                                                               =======                =======                  =======

                                                                    ATTACHMENT 1

                                   NESCO, INC
                           CONSOLIDATED BALANCE SHEET
                              12/31/2001 UNAUDITED


                                                            NESCO
                                                          SCHEDULED
                                                            AMOUNTS         NESCO         DIV 41        CAR          FRS
                                                            -------         -----         ------        ---          ---

     ASSETS
     Current Assets:
   1   Cash                                                   373,120        714,027         3,332          --           284
   2   Accounts Receivable                                  2,955,078      1,675,874     1,002,253     208,328       989,532
   3   Allowance for doubtful accounts                                      (488,580)     (457,820)         --            --
 3.1     Assets Held for Sale                               4,900,000      6,984,655            --          --            --
   5   Cost in excess                                                          2,752       617,407          --            --
   6   Inventories, net                                       296,372        646,156           300       1,635        52,282
   7   Prepaid Expenses                                       445,496        294,475            --          --            --
                                                           ----------     ----------     ---------     -------     ---------
     Total Current Assets                                   8,970,066      9,829,358     1,165,472     209,963     1,042,098
                                                           ----------     ----------     ---------     -------     ---------

   8 Property and Equipment, at Cost                          761,030      1,211,645       385,540          --        83,373
   9 Less Accumulated Depreciation                                          (848,860)     (309,654)         --       (57,633)
     Property and Equipment, net                              761,030        362,785        75,886          --        25,741

  10 Long term a/r                                                                (0)           --          --            --
  29     Notes Receivable                                   1,285,801        263,750            --          --            --
  11     Deposits and Goodwill                                 47,183      1,173,367     1,640,055          --       (15,513)
     Investment In Non-filing Subsidiaries                  5,795,000      9,738,026            --          --            --
                                                           ----------     ----------     ---------     -------     ---------
     Total Assets                                          16,859,080     21,367,287     2,881,413     209,963     1,052,325
                                                           ==========     ==========     =========     =======     =========
     LIABILITIES AND SHAREHOLDERS' EQUITY
     Prepetition Liabilities:
A        Current Maturities of LT Obligations and NP                       1,142,667            --          --            --
  14     Income tax payable                                                 (860,764)           --          --           353
  15     Accounts Payable                                  10,213,682      6,295,817       (80,196)         --        (7,397)
  16 Deferred Income Tax                                                          --            --          --            --
  17     Accrued Liabilities                                               1,095,290       (43,501)         --          (359)
  18 Long Term Obligations                                 25,463,982     24,226,731            --          --            --
B    Deferred Income                                                       1,043,657            --          --        22,077
  19 Deferred Income Taxes                                                        --            --          --            --
                                                           ----------     ----------     ---------     -------     ---------
     Total Prepetition Liabilities                         35,677,664     32,943,397      (123,697)         --        14,673
                                                           ----------     ----------     ---------     -------     ---------
     PostPetition Liabilities:
     Accounts Payable                                                        121,388
     Taxes Payable                                                             8,530
     Notes Payable                                                                --
     Professional Fees                                                        96,059
     Secured Debt                                                                 --
     Other                                                                        --
                                                           ----------     ----------     ---------     -------     ---------
     Total Postpetition Liabilities                                --        225,977            --          --            --
                                                           ----------     ----------     ---------     -------     ---------
     Shareholders' Equity:
     Postpetition Cumulative (Profit) or Loss                               (652,265)           --          --            --
  20     Common Stock, Par Value $.01; authorized
  21         50,000,000 Shares; Issued and Outstanding                            --            --          --            --
  22         9,488,643 Shares; Preferred Stock, 10,000,0                     100,336            --          --          (100)
  23         Authorized none issued.                                              --            --          --            --
  24     Additional Paid-in Capital                                        4,562,033      (286,164)         --            --
  25     Retained Earnings                                               (15,486,639)    3,291,273     209,963     1,037,753
  26     Dividends                                                                --            --          --            --
  27     Less Receivables from Shareholders and Affiliat                          --            --          --            --
  28    Treasury Stock; 162,788 (99) 122,991 (98) shares                    (325,552)           --          --            --
                                                           ----------     ----------     ---------     -------     ---------
     Total Shareholders' Equity                                          (11,802,087)    3,005,109     209,963     1,037,653
                                                           ----------     ----------     ---------     -------     ---------
     Total Liabilities and Shareholders' Equity            35,677,664     21,367,287     2,881,413     209,963     1,052,325
                                                           ==========     ==========     =========     =======     =========

                                                                        LAB               NAC        DIV 21            CONSOL.
                                                                        ---               ---        ------            -------

     ASSETS
     Current Assets:
   1   Cash                                                                --             --            4,223            721,867
   2   Accounts Receivable                                            359,638             --        1,652,936          5,888,561
   3   Allowance for doubtful accounts                                     --             --         (184,564)        (1,130,963)
 3.1     Assets Held for Sale                                              --             --               --          6,984,655
   5   Cost in excess                                                      --             --          712,537          1,332,696
   6   Inventories, net                                                    --             --           60,382            760,755
   7   Prepaid Expenses                                                    --             --           20,000            314,475
                                                                   ----------     ----------        ---------         ----------
     Total Current Assets                                             359,638             --        2,265,515         14,872,044
                                                                   ----------     ----------        ---------         ----------

   8 Property and Equipment, at Cost                                       --             --          622,565          2,303,123
   9 Less Accumulated Depreciation                                         --             --         (209,917)        (1,426,063)
                                                                   ----------     ----------        ---------         ----------
     Property and Equipment, net                                           --             --          412,648            877,060
                                                                   ----------     ----------        ---------         ----------

  10 Long term a/r                                                         --             --               --                 (0)
  29     Notes Receivable                                                  --             --               --            263,750
  11     Deposits and Goodwill                                             --             --        1,648,643          4,446,552
     Investment In Non-filing Subsidiaries                                 --             --               --          9,738,026
                                                                   ----------     ----------        ---------         ----------
     Total Assets                                                     359,638             --        4,326,805         30,197,432
                                                                   ==========     ==========        =========         ==========

     LIABILITIES AND SHAREHOLDERS' EQUITY
     Prepetition Liabilities:
A        Current Maturities of LT Obligations and NP                       --             --               --          1,142,667
  14     Income tax payable                                                --             --               --           (860,412)
  15     Accounts Payable                                                  --             --          (48,895)         6,159,328
  16 Deferred Income Tax                                                   --             --               --                 --
  17     Accrued Liabilities                                               --             --          (30,028)         1,021,403
  18 Long Term Obligations                                                 --             --          (13,844)        24,212,887
B    Deferred Income                                                       --             --               --          1,065,733
  19 Deferred Income Taxes                                                 --             --               --                 --
                                                                   ----------     ----------        ---------         ----------
     Total Prepetition Liabilities                                         --             --          (92,767)        32,741,606
                                                                   ----------     ----------        ---------         ----------

     PostPetition Liabilities:
     Accounts Payable                                                                                                    121,388
     Taxes Payable                                                                                                         8,530
     Notes Payable                                                                                                            --
     Professional Fees                                                                                                    96,059
     Secured Debt                                                                                                             --
     Other                                                                                                                    --
                                                                   ----------     ----------        ---------         ----------
     Total Postpetition Liabilities                                        --             --               --            225,977
                                                                   ----------     ----------        ---------         ----------

     Shareholders' Equity:
     Postpetition Cumulative (Profit) or Loss                              --             --               --           (652,265)
  20     Common Stock, Par Value $.01; authorized
  21         50,000,000 Shares; Issued and Outstanding                     --             --               --                 --
  22         9,488,643 Shares; Preferred Stock, 10,000,000               (750)            --               --             99,486
  23         Authorized none issued.                                       --             --               --                 --
  24     Additional Paid-in Capital                                (1,028,195)            --               --          3,247,674
  25     Retained Earnings                                          1,256,583             --        4,419,572         (5,271,495)
  26     Dividends                                                         --             --               --                 --
  27     Less Receivables from Shareholders and Affiliates                 --             --               --                 --
  28    Treasury Stock; 162,788 (99) 122,991 (98) shares              132,000             --               --           (193,552)
                                                                   ----------     ----------        ---------         ----------
     Total Shareholders' Equity                                       359,638             --        4,419,572         (2,770,151)
                                                                   ----------     ----------        ---------         ----------
     Total Liabilities and Shareholders' Equity                       359,638             --        4,326,805         30,197,432
                                                                   ==========     ==========        =========         ==========

  50
     Scheduled amounts for accounts payable includes the following:
        Unsecured priority claims - $1,144,909
        Unsecured non-priority claims - $9,068,773

                                                                    ATTACHMENT 2



                                   NESCO, INC
                               INCOME AND EXPENSE
                                  CONSOLIDATED


        37 DAYS ENDED 12/31/2001                                NESCO                FRS               CAR               LAB
        ------------------------                                -----                ---               ---               ---

   501 Tank Monitoring                                          38,227                --                --                --
   504 Remediation and Site Assess.                             34,519                --                --                --
   510 Construction & Repair                                   133,242                --                --                --
   511 Appraisal Fees                                               --                --                --                --
   521 Sales - Parts/Supplies                                   21,473                --                --                --
                                                              --------           -------            ---------         ---------
          Total Revenue                                        227,460                --                --                --
                                                              --------           -------            ---------         ---------

   603 Direct Labor                                            114,090                --                --                --
   607 Contract Labor                                           13,110                --                --                --
   610 Supplies & Materials                                     70,941            51,991                --                --
   617 Subcontractors                                           11,140                --                --                --
   641 Meals & Entertainment on Jobs                            20,537                --                --                --
   660 Other                                                   (16,931)               --                --                --
                                                              --------           -------            ---------         ---------
          Total Cost of Sales                                  212,888            51,991                --                --
                                                              --------           -------            ---------         ---------
       GROSS PROFIT                                             14,572           (51,991)               --                --
                                                              --------           -------            ---------         ---------

   711 G&A Salaries and Benefits                               153,945                --                --                --
   725 Office Rent/Supplies/Utilities                           37,085             1,912                --                --
   731 Professional Fees                                        96,322                --                --                --
   750 Insurance                                                13,646               790                --                --
   759 Travel/Meals/Entertainment                               19,614                --                --                --
   770 Miscellaneous Expense                                   (23,439)               --                --                --
                                                              --------           -------            ---------         ---------
          Total G & A                                          297,172             2,702                --                --
                                                              --------           -------            ---------         ---------

       EBITDA                                                 (282,601)          (54,693)               --                --
                                                              --------           -------            ---------         ---------

   632 Depreciation - Veh & Equip.                                 643            (3,329)               --                --
   780 Depreciation (office) & Amort.                              280                --                --                --
                                                              --------           -------            ---------         ---------
       EBIT                                                   (283,524)          (51,364)               --                --
                                                              ========           =======            =========         =========

   820 Administrative Fee Inc/Exp                                   --                --                --                --
   822 Admin Fee (Borrowed Employee)                               813                --                --                --
   824 Loss/Gain Assets Sold                                    (9,846)               --                --                --
   825 Misc Other (Income) Expense                                  --                --                --                --
   826 Interest (Income) Expense                                (6,344)               --                --                --
   830 Discounts Earned                                         (1,721)               --                --                --
                                                              --------           -------            ---------         ---------
       EARNINGS BEFORE INCOME TAXES                           (266,427)          (51,364)               --                --
                                                              --------           -------            ---------         ---------

   855 Effect of Discontinued Operations                       353,559                --                --                --
   890 Cumulative effect of change                              (2,787)               --                --                --
       Loss from Non-filing Subs                               (14,089)               --                --                --
                                                              --------           -------            ---------         ---------
       NET INCOME                                             (631,287)          (51,364)               --                --
                                                              ========           =======            =========         =========

        37 DAYS ENDED 12/31/2001                                    NAC         DIV 41            DIV 21             CONSOL.
        ------------------------                                    ---         ------            ------             -------

   501 Tank Monitoring                                              --            2,287             3,223             43,737
   504 Remediation and Site Assess.                                 --          455,801           200,925            691,245
   510 Construction & Repair                                        --             (150)           10,574            143,666
   511 Appraisal Fees                                               --               --                --                 --
   521 Sales - Parts/Supplies                                       --               --             8,808             30,280
                                                                 --------      --------           -------           --------
          Total Revenue                                             --          457,938           223,529            908,928
                                                                 --------      --------           -------           --------

   603 Direct Labor                                                 --          102,478           108,799            325,367
   607 Contract Labor                                               --               --                --             13,110
   610 Supplies & Materials                                         --          123,829            92,127            338,888
   617 Subcontractors                                               --           29,725            12,455             53,320
   641 Meals & Entertainment on Jobs                                --            4,848                 1             25,385
   660 Other                                                        --           35,150             2,770             20,989
                                                                 --------      --------           -------           --------
          Total Cost of Sales                                       --          296,029           216,152            777,060
                                                                 --------      --------           -------           --------
       GROSS PROFIT                                                 --          161,910             7,378            131,868
                                                                 --------      --------           -------           --------

   711 G&A Salaries and Benefits                                    --           34,307            40,074            228,326
   725 Office Rent/Supplies/Utilities                               --           14,108            20,288             73,393
   731 Professional Fees                                            --            1,771               185             98,278
   750 Insurance                                                    --            4,882             6,833             26,150
   759 Travel/Meals/Entertainment                                   --              836             1,018             21,469
   770 Miscellaneous Expense                                        --           (3,795)            4,423            (22,811)
                                                                 --------      --------           -------           --------
          Total G & A                                               --           52,110            72,821            424,806
                                                                 --------      --------           -------           --------
       EBITDA                                                       --          109,800           (65,444)          (292,938)
                                                                 --------      --------           -------           --------

   632 Depreciation - Veh & Equip.                                  --               --                --             (2,686)
   780 Depreciation (office) & Amort.                               --            7,280             7,369             14,928
                                                                 --------      --------           -------           --------
       EBIT                                                         --          102,520           (72,812)          (305,180)
                                                                 ========      ========           =======           ========


   820 Administrative Fee Inc/Exp                                   --               --                --                 --
   822 Admin Fee (Borrowed Employee)                                --             (813)               --                 (0)
   824 Loss/Gain Assets Sold                                        --               --                --             (9,846)
   825 Misc Other (Income) Expense                                  --               --                --                 --
   826 Interest (Income) Expense                                    --               --               135             (6,209)
   830 Discounts Earned                                             --               --                --             (1,721)
                                                                 --------      --------           -------           --------
       EARNINGS BEFORE INCOME TAXES                                 --          103,333           (72,947)          (287,404)
                                                                 --------      --------           -------           --------

   855 Effect of Discontinued Operations                            --               --                --            353,559
   890 Cumulative effect of change                                  --               --                --             (2,787)

       Loss from Non-filing Subs                                    --               --                --            (14,089)
                                                                 --------      --------           -------           --------
       NET INCOME                                                   --          103,333           (72,947)          (652,265)
                                                                 ========      ========           =======           ========